SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Ace of 1934



         Date of Report (Date of earliest event reported): July 31, 1996


                          Glasgal Communications, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  0-20688                      94-2914253
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(State or other jurisdiction     (Commission                   (IRS Employer
 of incorporation)                File Number)               Identification No.)

                 151 Veterans Drive, Northvale, New Jersey 07647
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (201) 768-8082

                                      N/A
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL
         INFORMATION AND EXHIBITS

         (a) The Registrant hereby amends Item 7 of this Form 8-K by including the required Financial Statements of HH Communications, Inc., an Illinois corporation ("HH").

         (b) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite pro forma financial information of the HH acquisition.

         (c)      Exhibits:

                    2 Stock Purchase Agreement dated as of July 31, 1996 by and among Glasgal Communications, Inc., Francis J. Frazel, Steven M. Grubner, Mark Herzog, George Terlizzi and HH Communications, Inc. (previously filed on this Report on Form 8-K).

                    (20) News  Release of  Glasgal  Communications,  Inc.  dated
                         August 1, 1996 (previously filed on this Report on Form 8-K).

                    23   Consent  of  Albert  &  Goodman,   Independent   Public
                         Accountants.

                    99.1 Financial Statements of HH Communications, Inc.

                    99.2 Pro forma financial information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Ace of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      GLASGAL COMMUNICATIONS, INC.


                                      By: /s/ James Caci
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                                            James Caci
                                            Chief Financial Officer


Date:    September 23, 1996